Prepared by:	**Bobby L. Cox, Attorney at Law** **MS Bar #7756** **P. O. Box 892, Natchez, MS 39121** **Telephone: 601-446-7431**
Grantors and Assignors:	**BlackJack Oil Company, Inc.** **P. O. Box 214 Sibley, MS 39165** **Telephone: 601-431-0251** **Anderson Operating, LLC** **P.O. Box 1000 Washington, MS 39190** **Telephone: 601-442-2960**
Grantee and Assignee:	**Amazing Energy Holdings, LLC** **5700 W. Plano Pkwy, Ste 3600 Plano, TX 39078** **Telephone: 601-214-8693**
Indexing Instructions:	**Walthall County, Mississippi** **Sections 27, 33, 34 T4N, R10E** **Sections 3, 4, 10 T3N, R10 E**

ASSIGNMENT AND BILL OF SALE

For and in consideration of the sum of Ten Dollars ($10.00), cash in hand paid, and other good and valuable consideration, the receipt, sufficiency, and adequacy of all which are hereby acknowledged, the undersigned assignors, **ANDERSON OPERATING, LLC and BLACKJACK OIL COMPANY, INC.** whose addresses are set forth above, do hereby set over, transfer, assign and convey unto **AMAZING ENERGY HOLDINGS, LLC**, all of their right, title and interest in the property described and shown below:

DINAN FIELD INVENTORY
SEPTEMBER, 2019

#	WELL NAME	API NUMBER	ITEM DESCRIPTION
1	Fernwood LC #1	23-147-20022	2 x 500 bbl bolted tanks 1 x 4' x 20' CE Natco Heater Treater
2	Fernwood LC #2	23-147-20023	1 x 400 bbl steel welded tank 1 x 4" x 27' 6" National heater treater
3	Fernwood LC #3	23-147-20029	2 x 400 bbl steel welded tanks 1 x 4' x 27' 6" National heater treater
4	Fernwood LC #6	23-147-20034	1 x 4 x 20' CE Natco heater treater

5	Fernwood LC #8	23-147-20039	No Equipment
6	Fernwood LC 27-15 #1	23-147-20063	Lufkin C320DB-256-100 pumping unit & rental engine 3 x 500 bbl bolted steel tanks 1 x 4' x 20' National heater treater 211 joints 2 7/8" 6.5# N-80 tubing 94 1" Norris 78 rods 86 7/8" Norris 78 rods 82 3/4" Norris 78 rods 1- 3/4" x 24' insert pump 1- 1/2" x 22' polish rod
7	Fernwood LC SWD #1	23-147-20048	National Oilwell J-60 triplex pump 60 hp electric motor 2 x 1000 bbl bolted steel tanks 1 x 500 bbl bolted steel tank 1 x 400 bbl welded steel tank
8	Magee et al #1	23-147-20203	Lufkin C320DB-256-100 pumping unit Moline Model 336-A - 4A gas engine 2 x 400 bbl welded tanks 1 x 4' x 27'6" National heater treater Well has tubing Well has rods and pump
9	Fernwood LC #5	23-147-200330001	1 Lufkin 456 pumping unit and rental engine 2 x 300 bbl welded steel tanks 1 poly pipe SWD line 1 4' x 20' treater Tubing, rods and pump
10	Doster 1-A	23-147-200410001	1 Lufkin 456 pumping unit and rental engine 2 x 300 bbl welded tanks 1 4' x 20' heater treater Tubing, rods and pump

11. Yard | Doghouse
10 x 12 storage shed

OIL GAS AND MINERAL LEASES

100% WI, being 75% Net Revenue Interest in the following described 90 Leases:

	LESSOR	LESSEE	BOOK/PAGE	INSTRUMENT NO.
1.	Fernwood Lumber Co.	P. H. Enochs	27/37	
2.	Fernwood Lumber Co.	Garner W. Green	28/91	
3.	Fernwood Lumber Co.	Garner W. Green	41/140	
4.	Mary C. S. Enochs	Miss-Tex Oil Producers	151/282	
5.	Dorothy S. Enochs	Miss-Tex Oil Producers	161/285	
6.	Dorothy A. R. Enochs	Miss-Tex Oil Producers	161/287	
7.	Brenda Cameron	Anderson Operating, LLC	388/084	
8.	Irene Magee	Anderson Operating, LLC	388/090	
9.	Laura J. Magee	Anderson Operating, LLC	388/096	
10.	Steven Schnegg	Anderson Operating, LLC	388/102	
11.	Jack L. Wilson	Anderson Operating, LLC	388/108	
12.	Alton O. Harvey	Anderson Operating, LLC	388/115	
13.	Barbara J. Pickel	Anderson Operating, LLC	388/120	
14.	James V. Boswell	Anderson Operating, LLC	388/169	
15.	Judy A. Copeland	Anderson Operating, LLC	388/174	
16.	Ruby J. Creekmore	Anderson Operating, LLC	388/179	
17.	Evelyn Gates	Anderson Operating, LLC	388/184	
18.	Frances J. Holloway	Anderson Operating, LLC	388/189	
19.	Anna C. Johnson	Anderson Operating, LLC	388/194	
20.	Jeffery R. Johnson	Anderson Operating, LLC	388/199	
21.	John W. Johnson	Anderson Operating, LLC	388/204	
22.	Lemoine Parker Loll	Anderson Operating, LLC	388/209	
23.	Bryant L. Reese, Jr.	Anderson Operating, LLC	388/214	
24.	Brownie K. J. Snowden	Anderson Operating, LLC	388/219	
25.	Marjorie W. Tester	Anderson Operating, LLC	388/224	
26.	Rebecca Thorsen	Anderson Operating, LLC	388/229	
27.	Kathy A. Boswell	Anderson Operating, LLC	388/313	
28.	Autry Boudreaux	Anderson Operating, LLC	388/318	

	LESSOR	LESSEE	BOOK/PAGE	INSTRUMENT NO.
29.	Earnest & Tiffany Briscoe	Anderson Operating, LLC	388/323	
30.	Charlie Q. J. Griffith	Anderson Operating, LLC	388/328	
31.	Mildred Honeycutt	Anderson Operating, LLC	388/333	
32.	Charlie W. Jackson	Anderson Operating, LLC	388/338	
33.	Thomas J. Jackson	Anderson Operating, LLC	388/343	
34.	Arthur J. Kahoe, Jr.	Anderson Operating, LLC	388/348	
35.	Georgene T. Magee	Anderson Operating, LLC	388/353	
36.	Joyce P. Magee	Anderson Operating, LLC	388/358	
37.	Paul J. & Vicky Muller	Anderson Operating, LLC	388/363	
38.	Randall J. Muller	Anderson Operating, LLC	388/368	
39.	Mel J. Parker	Anderson Operating, LLC	388/373	
40.	Douglas Smith	Anderson Operating, LLC	388/378	
41.	Belinda C. J. Stephens	Anderson Operating, LLC	388/383	
42.	Joel and Jeannie Hobbie	Anderson Operating, LLC	388/405	
43.	William L. Hogg, II and III	Anderson Operating, LLC	388/410	
44.	Hyman Luter	Anderson Operating, LLC	388/415	
45.	James Newton Magee	Anderson Operating, LLC	388/420	
46.	Deloris Quinn	Anderson Operating, LLC	388/425	
47.	Bradley White	Anderson Operating, LLC	388/430	
48.	Cheryl Rose Foster	Anderson Operating, LLC	403/524	
49.	Dorothy Johnson	Anderson Operating, LLC	403/539	
50.	Jimmy R. Johnson	Anderson Operating, LLC	403/544	
51.	Laster Family Ltd. Part.	Anderson Operating, LLC	403/549	
52.	Cynthia R. Lyons	Anderson Operating, LLC	403/554	
53.	William H. Lyons	Anderson Operating, LLC	403/559	
54.	Allison T. Lewis	Anderson Operating, LLC	403/564	
55.	James A. Palmer	Anderson Operating, LLC	403/569	
56.	Nita D. Pitre	Anderson Operating, LLC	403/574	
57.	Laura Maughmer	Anderson Operating, LLC	403/579	
58.	Jenna Palmer	Anderson Operating, LLC	403/584	
59.	Barbara S. Raley	Anderson Operating, LLC	403/589	
60.	Buddy Singleton	Anderson Operating, LLC	403/594	
61.	Sugarberry Oil & Gas, et al	Anderson Operating, LLC	403/607	

	LESSOR	LESSEE	BOOK/PAGE	INSTRUMENT NO.
62.	Brenda Cameron	Anderson Operating, LLC		2014001603
63.	Mildred Honeycutt	Anderson Operating, LLC		2014001604
64.	Delores Quinn	Anderson Operating, LLC		2014001605
65.	Charlie W. Jackson	Anderson Operating, LLC		2014001606
66.	Jordan G. Lyons	Anderson Operating, LLC		2014001607
67.	Sandy J. Steinle	Anderson Operating, LLC		2014001608
68.	Sandi J. Steinle	Anderson Operating, LLC		2014001609
69.	Sugarberry Oil & Gas, et al	Anderson Operating, LLC		2014001610
70.	William and Shelia Zeigler	Anderson Operating, LLC		2014001611
71.	Sarah Lea Anglin	Anderson Operating, LLC		2017002212
72.	Jay E. & Lori Bacot	Anderson Operating, LLC		2017002213
73.	Lampton & Francis T. Bacot	Anderson Operating, LLC		2017002214
74.	William H. Durham	Anderson Operating, LLC		2017002215
75.	Jean P. Gardner	Anderson Operating, LLC		2017002216
76.	Vicki Ann Ginn	Anderson Operating, LLC		2017002217
77.	Charmaine Jones	Anderson Operating, LLC		2017002218
78.	Cherie C. Kosak	Anderson Operating, LLC		2017002219
79.	Belinda S. Magee	Anderson Operating, LLC		017002220
80.	Mary Rita M. May	Anderson Operating, LLC		2017002221
81.	Bob Prescott	Anderson Operating, LLC		2017002222
82.	Breed O. Mounger	Anderson Operating, LLC		2017002223
83.	Rhonda Roberie	Anderson Operating, LLC		2017002224
84.	Buddy Singleton	Anderson Operating, LLC		2017002225
85.	Warren Struppeck	Anderson Operating, LLC		2017002226
86.	Breed Mounger III	Anderson Operating, LLC		2017004850
87.	Kathryn D. Whittington	Anderson Operating, LLC		2017004851
88.	Robert L. Struppeck	Anderson Operating, LLC		2017005529
89.	Laura M. Maughmer	Anderson Operating, LLC		2017006276
90.	Fernwood Lmbr Oil & Gas	Anderson Operating, LLC		2018002416

LESS AND EXCEPT any and all leasehold rights in the NW/4 of NE/4 of Section 4, T3N-R10E, Walthall County, Mississippi (40 acres).

100% WI, being 75% Net Revenue Interest in the following described wells:

Well	API #	Location	Working Interest Percentage	Net Revenue Interest Percentage
Fernwood #1	2314720022	Sec. 3, T3N-R10E Walthall County, MS	100	75
Fernwood Lumber Company #2	2314720023	Sec. 34, T4N-R10E Walthall County, MS	100	75

Well	API #	Location	Working Interest Percentage	Net Revenue Interest Percentage
Fernwood Lumber Company #3	2314720029	Sec. 3, T3N-R10E Walthall County, MS	100	75
Fernwood Lumber Company #6	2314720034	Sec. 34, T4N-R10E Walthall County, MS	100	75
Fernwood Lumber Company #8	2314720039	Sec. 34, T4N-R10E Walthall County, MS	100	75
Fernwood SWDW #1	2314720048	Sec. 34, T4N-R10E Walthall County, MS	100	75
Fernwood Lumber Co. 27-15 #1	2314720063	Sec. 27, T4N-R10E Walthall County, MS	100	75
Magee Et Al #1	2314720203	Sec. 34, T4N-R10E Walthall County, MS	100	75
Fernwood Lumber Company #5	23147200330001	Sec. 33, T4N-R10E Walthall County, MS	100	75
Doster 1-A	23147200410001	Sec. 4, T10N-R3E Walthall County, MS	100	75

This Assignment and Bill of Sale includes, but is not limited to, all casing, tanks, pumping jacks, tubing, pipes, connections and all other equipment, surface or downhole, located on or used in connection with said wells.

As part of the consideration for this Assignment and Bill of Sale, assignee covenants and agrees:

1. The Assignors are conveying a Net Revenue Interest of Seventy-five Per Cent (75%).

2. Assignors reserve unto themselves the difference between the primary lease burden and 25% as overriding royalty.

3. Assignee recognizes and specifically assumes the obligation to properly plug and abandon any and all wells; remove all equipment and facilities, including, but not limited to pipeline and storage tanks, close all pits and restore the surface associated with the assigned property when appropriate and in accordance with all obligations, expressed or implied, in any agreement assumed by the Assignee hereunder. Assignee agrees to pay all costs and expenses associated with any such plugging and abandoning, removal, closing or restoration.

4. The terms and provisions hereof shall extend to and be binding upon the parties, their heirs, devisees, successors and assigns.

THE WELLS, EQUIPMENT, FIXTURES AND PERSONAL PROPERTY CONVEYED HEREBY ARE SOLD "AS IS, WHERE IS" WITH ALL FAULTS, IF ANY. ASSIGNORS MAKE NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE PROPERTY ASSIGNED.

This Assignment and Bill of Sale may be executed in counterparts.

Witness the execution of this Assignment and Bill of Sale covering and effecting the wells, property and leases sold and assigned.

THE REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY.

ASSIGNOR

ANDERSON OPERATING, LLC

BY: J Jack Cox

J. JACK COX, OWNER-MANAGER

STATE OF Mississippi

COUNTY OF Adams

Personally appeared before me, the undersigned authority in and for said county and state on this the 26th day of October, 2019 within my jurisdiction, the within named **J. JACK COX,** who acknowledged that he is the Owner-Manager of **ANDERSON OPERATING, LLC,** a Mississippi Limited Liability Company, and that for and on behalf of said company as its act and deed, he executed the above and foregoing instrument, as he is authorized to so act.

Bobby Cox

NOTARY PUBLIC

STATE OF MISSISSIPPI NOTARY PUBLIC ID BOBBY L. COX Commission Expires Nov. 14, 2019 ADAMS COUNTY

My Commission Expires:

ASSIGNOR

BLACK JACK OIL COMPANY, INC.

BY: ______________________

KEVIN WILSON, PRESIDENT

STATE OF Mississippi

COUNTY OF Adams

Personally appeared before me, the undersigned authority in and for said county and state on this the 10th day of October, 2019 within my jurisdiction, the within named **KEVIN WILSON,** who acknowledged that he is the President of **BLACK JACK OIL COMPANY, INC.,** a Mississippi Corporation, and that for and on behalf of said corporation and as its act and deed, he executed the above and foregoing instrument, after first having been authorized by said corporation to do so.

____

NOTARY PUBLIC

STATE OF MISSISSIPPI
SUSAN H. HEWITT
ID No 1153
NOTARY PUBLIC
Comm Expires July 2, 2023
ADAMS COUNTY

My Commission Expires:

07-02-2023